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                                                                EXHIBIT 10.27




                   FIRST AMENDMENT TO THE MEDAPHIS CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


         THIS FIRST AMENDMENT (the "Amendment") is effective as of the _____ day of December, 1996, and is made by MEDAPHIS CORPORATION, a corporation organized and doing business under the laws of the State of Delaware (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee") has approved an amendment to the Medaphis Corporation Employee Stock Purchase Plan (the "Plan").

         NOW, THEREFORE, the Plan is hereby amended, effective as of the date first written above, by deleting Sections 2(g), 2(h) and 2(k) in their entirety and replacing such sections with the following:

                  "(g) "Enrollment Period" means the period commencing on each January 1 and ending on the next succeeding December 31.

                  (h) "Entry Date" means January 1st and July 1st of each calendar year.

                  (k) "Purchase Period" means each six-month period ending June 30 and December 31 during an Enrollment Period."

         FURTHER, Section 3(b) of the Plan is hereby deleted in its entirety.

         FURTHER, Section 3(c) of the Plan shall hereafter be referred to as
Section 3(b).

         FURTHER, Section 5(b) of the Plan is hereby amended by deleting Section 5(b) of the Plan in its entirety and replacing the following in lieu thereof:

                  "(b) The Company shall pay the cash balance of a Participant's Contribution Account to the Participant as soon as administratively feasible following (i) the date of processing of the withdrawal request or (ii) the date a person otherwise ceases to be a Participant pursuant to Paragraph 3(b), clauses
                  (1) and (2), as applicable (the events described in this subparagraph being referred to collectively as a "Termination Event")."

         FURTHER, except as specifically amended by this Amendment, the Plan shall remain in full force and effect as prior to this Amendment.
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         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the date first above written.


                                        MEDAPHIS CORPORATION

                                        By: /s/ William R. Spalding
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

ATTEST:

 /s/ Peggy Sherman
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Title: Assistant Secretary
      ----------------------------

         [CORPORATE SEAL]


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